UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2022

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts 01803
(Address of Principal Executive Offices) (Zip Code)

978 640-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	AVID	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Company held its annual meeting of stockholders on Wednesday, May 18, 2022 at the Company's Headquarters at 75 Network Drive, Burlington, MA 01803 (the “2022 Annual Meeting”). Set forth below are the final voting results on each matter submitted to a vote of stockholders at the 2022 Annual Meeting. Each proposal is described in more detail in the Company’s proxy statement for the 2022 Annual Meeting (the “2022 Proxy Statement”), dated April 8, 2022.

(b) The final voting results of the 2022 Annual Meeting were as follows:

Proposal 1 - Election of Directors

Christian A. Asmar, Robert M. Bakish, Paula E. Boggs, Elizabeth M. Daley, Nancy Hawthorne, Jeff Rosica, Daniel B. Silvers, Peter M. Westley and John P. Wallace were elected as Directors for terms expiring at the Company’s 2023 annual meeting of stockholders. The vote with respect to each nominee is set forth below:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Christian A. Asmar	34,109,681	81,462	6,329	6,841,701
Robert M. Bakish	32,412,997	1,776,938	7,537	6,841,701
Paula E. Boggs	34,099,669	91,650	6,153	6,841,701
Elizabeth M. Daley	34,016,879	173,192	7,401	6,841,701
Nancy Hawthorne	33,132,300	1,058,979	6,193	6,841,701
Jeff Rosica	34,158,065	33,295	6,112	6,841,701
Daniel B. Silvers	34,159,304	30,713	7,455	6,841,701
John P. Wallace	34,158,138	31,912	7,422	6,841,701
Peter M. Westley	34,107,005	82,905	7,562	6,841,701

Proposal 2 - Ratification of the Selection of BDO USA, LLP as the Company's Independent Registered Public Accounting Firm for the Current Fiscal Year

The stockholders ratified the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 by a vote of 41,006,126 shares for and 13,080 shares against, with 19,967 shares abstaining.

Proposal 3 - Approval of an Amendment to the Company’s Amended and Restated 2014 Stock Incentive Plan

The stockholders approved an amendment to the Company’s Amended and Restated 2014 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder by a vote of 34,050,735 shares for and 134,793 shares against, with 11,944 shares abstaining and 6,841,701 broker non-votes.

Proposal 4 - Non-binding Advisory Vote to Approve Executive Compensation

The stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company's 2022 Proxy Statement, by a vote of 33,946,810 shares for and 232,727 shares against, with 17,935 shares abstaining and 6,841,701 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: May 23, 2022	By: /s/ Kenneth Gayron Name: Kenneth Gayron Title: Executive Vice President, Chief Financial Officer, Corporate Treasurer, and Chief Accounting Officer